SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

For the Wells Fargo Advantage Total Return Bond Fund
(the “Fund”)

Effective December 1, 2012, the Fund’s name will change to “Wells Fargo Advantage Core Bond Fund.”  All references to the Fund in the prospectuses and Statement of Additional Information are revised accordingly. In addition, effective December 1, 2012 all references in the prospectuses to “Total Return Bond Portfolio” are changed to “Core Bond Portfolio.”

November 7, 2012                                                                                                       IFNR112/P1007SP